Supplement to the

Fidelity® Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund,
Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund,
Fidelity Small Cap Enhanced Index Fund, and Fidelity International Enhanced Index Fund

Funds of Fidelity Commonwealth Trust II

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2008

The following information supplements the similar information found in the "Management Contracts" section beginning on page 26.

Each fund is managed by Geode®, a sub-adviser to each fund. Premkumar Narasimhan is a portfolio manager of each fund and receives compensation for his services. Lou Bottari is an assistant portfolio manager of each fund and receives compensation for his services. As of January 31, 2009, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager's compensation may be deferred based on criteria established by Geode or at the election of the portfolio manager.

Each portfolio manager's base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager's bonus is the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of each portfolio manager's bonus is linked to the fund's relative pre-tax investment performance measured against the index identified below for the fund. A subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

Fund	Benchmark Index
International Enhanced Index Fund	MSCI® EAFE® Index
Large Cap Core Enhanced Index Fund	S&P 500® Index
Large Cap Growth Enhanced Index Fund	Russell 1000® Growth Index
Large Cap Value Enhanced Index Fund	Russell 1000 Value Index
Mid Cap Enhanced Index Fund	Russell Midcap® Index
Small Cap Enhanced Index Fund	Russell 2000® Index

A portfolio manager's compensation plan can give rise to potential conflicts of interest. A manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his/her time and investment ideas across multiple accounts. Securities selected for accounts other than the funds may outperform the securities selected for each fund.

In addition to managing each fund's investment portfolio, each portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

The following table provides information relating to other accounts managed by Mr. Narasimhan as of January 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	17	1	9
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 48,178	$ 4,495	$ 151
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Large Cap Growth Enhanced Index ($24 (in millions) assets managed); Large Cap Value Enhanced Index ($23 (in millions) assets managed); Large Cap Core Enhanced Index ($792 (in millions) assets managed); Mid Cap Enhanced Index ($15 (in millions) assets managed); Small Cap Enhanced Index ($65 (in millions) assets managed); and International Enhanced Index ($15 (in millions) assets managed).

GEIB-09-01 March 5, 2009
1.893855.100

As of January 31, 2009, the dollar range of shares beneficially owned by Mr. Narasimhan was as follows:

Fund	Dollar Range of Shares
Large Cap Growth Enhanced Index	none
Large Cap Value Enhanced Index	none
Large Cap Core Enhanced Index	none
Mid Cap Enhanced Index	none
Small Cap Enhanced Index	none
International Enhanced Index	none

The following table provides information relating to other accounts managed by Mr. Bottari as of January 31, 2009:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	17	1	9
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 48,178	$ 4,495	$ 151
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Large Cap Growth Enhanced Index ($24 (in millions) assets managed); Large Cap Value Enhanced Index ($23 (in millions) assets managed); Large Cap Core Enhanced Index ($792 (in millions) assets managed); Mid Cap Enhanced Index ($15 (in millions) assets managed); Small Cap Enhanced Index ($65 (in millions) assets managed); and International Enhanced Index ($15 (in millions) assets managed).

As of January 31, 2009, the dollar range of shares beneficially owned by Mr. Bottari was as follows:

Fund	Dollar Range of Shares
Large Cap Growth Enhanced Index	none
Large Cap Value Enhanced Index	none
Large Cap Core Enhanced Index	none
Mid Cap Enhanced Index	none
Small Cap Enhanced Index	none
International Enhanced Index	none